UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

RealPage, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Memorandum

To:	RealPage Customers
From:	Steve Winn, CEO of RealPage
Date:	December 22, 2020
Subject:	RealPage being taken private in a transaction with Thoma Bravo

Yesterday we issued a press release announcing that RealPage has agreed to be acquired by Thoma Bravo, a leading private equity investment firm focused on the software and technology-enabled services sector. More details on the transaction are available here. The Board concluded that this transaction will be a great outcome for our stockholders, clients and teammates.

During negotiations, we spent time with the leadership of Thoma Bravo to better understand their philosophies about our people, clients, stockholders and the communities that we work in. I am excited about this new chapter in our company’s history. Thoma Bravo is growth oriented with an emphasis on continued investment in innovation and strategic M&A. Their willingness to deliver this value to our investors is, I think, based in part on their desire to perpetuate the same success that all of us have already been working so hard to achieve.

Twenty-two years ago, I founded RealPage because I believed that we could help apartment owners and operators run more efficiently, deliver innovative solutions to improve owner yields, and create a better consumer experience for prospects and residents. That belief propelled me and this company on a fantastic two-decade journey as we built our team, partnered with our customers, and bought some amazing companies that helped us tackle new challenges. It has been an exciting ride and I firmly believe we have more exciting decades ahead of us as we enter this next phase of growth under Thoma Bravo.

From my conversations with Thoma Bravo partners, they believe in our management team, the company’s strategy, and our culture of the “customer comes first above all other priorities.”

While we have signed a merger agreement, closing of the transaction is subject to customary conditions, including approval by the RealPage stockholders and receipt of required regulatory approvals. We expect the transaction will close in the second quarter of 2021.

In the meantime, we plan to continue our focus and commitment on our customer and employee needs, and our leadership will remain in place. We will continue driving initiatives to support your critical needs and delivering more innovation for our industry. The senior management team and I are committed to making this transition successful for our clients. I look forward to the future with more optimism than ever before! Thank you for placing your business with RealPage. We care about the success of our clients and are committed to continuing to support you.

Enjoy a safe and happy holiday. We will continue communications into the new year as we engage deeper in this transition.

Best regards,

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include statements relating to RealPage’s strategy, goals, future focus areas and the value of the proposed transaction to RealPage stockholders. These forward-looking statements are based on RealPage management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of the COVID-19 pandemic on RealPage’s business, financial condition, and results of operations. Additional factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (c) risks related to disruption of management’s attention from RealPage’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with RealPage’s customers, vendors and others with whom it does business; (e) significant transaction costs; (f) the risk of litigation and/or regulatory actions related to the proposed transaction; (g) the possibility that general economic conditions, including leasing velocity or other uncertainty, and conditions and uncertainty caused by the COVID-19 pandemic, could cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (h) an increase in insurance claims; (i) an increase in client cancellations; (j) the inability to increase sales to existing clients and to attract new clients; (k) RealPage’s failure to integrate recent or future acquired businesses successfully or to achieve expected synergies, including recently completed acquisitions of Chirp, Stratis, Modern Message, Buildium, Investor Management Services, Simple Bills, Hipercept, and Lease Term Solutions; (l) the timing and success of new product introductions by RealPage or its competitors; (m) changes in RealPage’s pricing policies or those of its competitors; (n) developments with respect to legal or regulatory proceedings; (o) the inability to achieve revenue growth or to enable margin expansion; (p) changes in RealPage’s estimates with respect to its long-term corporate tax rate or any other impact from the Tax Cuts and Jobs Act; and (q) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”) by RealPage, including its Annual Report on Form 10-K previously filed with the SEC on March 2, 2020 and its Quarterly Report on Form 10-Q previously filed with the SEC on November 6, 2020. All information provided in this communication is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between RealPage and Thoma Bravo, RealPage will file with the SEC a preliminary Proxy Statement of RealPage (the “Proxy Statement”). RealPage plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. REALPAGE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REALPAGE, THOMA BRAVO, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by RealPage with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by RealPage with the SEC by accessing the Investor Relations section of RealPage’s website at investor.realpage.com or by contacting RealPage’s Investor Relations at IR@realpage.com or calling (972) 810-8138.

Participants in the Solicitation

RealPage and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from RealPage’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of RealPage in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about RealPage’s directors and executive officers in RealPage’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from RealPage using the contact information above.